Exhibit 99.2 The Freightos Group Making global trade frictionless The global freight booking platform, addressing the monumental challenges of global supply chain June, 2022

Disclaimer About this Presentation This investor presentation (this “Presentation”) is for informational purposes with respect to the proposed business combination (the “Business Combination”) between Gesher I Acquisition Corp. (“Gesher”) and Freightos Limited (“Freightos”) and for no other purpose. The information contained herein does not purport to be all-inclusive and none of Gesher, Freightos or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Viewers of this Presentation should make their own evaluation of Freightos and of the relevance and accuracy of the information contained herein and should make such other investigations as they deem necessary. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Gesher, Freightos, or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any investment decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. Forward-Looking Statements Certain statements in this Presentation may be considered “forward-looking statements” within the meaning of the provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events of Gesher’s or Freightos’ future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “project”, “target”, “plan”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that are inherently uncertain. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements. Any forward-looking statements included in this Presentation speak only as of the date they are made, and neither Gesher nor Freightos undertakes any duty to update these forward-looking statements Financial Information; Non-GAAP Financial Measures Freightos’ historical financial information is prepared in accordance with International Financial Reporting Standards. Such information has not been audited in accordance with Public Company Oversight Board (“PCAOB”) standards. We cannot assure you that, had the financial statements been compliant with Regulation S-X under the Securities Act of 1933, as amended, and the regulations of the SEC promulgated thereunder or audited in accordance with PCAOB standards, there would not be differences and such differences could be material. An audit of Freightos’ financial statements in accordance with PCAOB standards is in process and will be included in the proxy statement / prospectus relating to the Business Combination. Accordingly, there may be material differences between the Presentation of the financial information included in this Presentation and in the proxy statement / prospectus. This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA and free cash flow. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Freightos’ financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Gesher and Freightos believe these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Freightos’ financial condition and results of operations. Gesher and Freightos believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Freightos’ financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non- GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding. ‹# ›

Disclaimer Use of Projections This Presentation contains financial forecasts with respect to Gesher and Freightos’ projected financial results, including gross revenue, platform revenue, SaaS revenue, gross profit, EBITDA and free cash flow. Neither Gesher’s nor Freightos’ independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Freightos or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data This Presentation includes certain information and statistics obtained from third-party sources. None of Gesher, Freightos or any placement agent has independently verified the accuracy or completeness of any such third-party information. Additional Information about the Business Combination and Where to Find It Freightos intends to file with the SEC a registration statement on Form F-4 (the “Registration Statement”) including a proxy statement / prospectus relating to the proposed Business Combination. Gesher will mail the proxy statement to its shareholders once definitive. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Gesher’s and Freightos’ shareholders and other interested persons are advised to read, when available, the Registration Statement and the amendments thereto and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Gesher, Freightos and the Business Combination. Shareholders will also be able to obtain copies of the proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Gesher I Acquisition Corp., Hagag Towers, North Tower, Floor 24, Haarba 28, Tel Aviv, Israel. Participants in Solicitation Gesher, Freightos and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of Gesher shareholders in connection with the potential transaction described herein under the rules of the SEC. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Gesher’s directors in Gesher’s Form 10-K filed with the SEC on December 29, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. ‹# ›

Presenters Agenda Zvi Schreiber, CEO Freightos Group Executive Summary Serial entrepreneur with Market Overview acquisitions by GE & IBM. PhD (computer science), author of Freightos Overview articles, patents and books. Financials and Predictable Growth Transaction Terms and Comparables Ruthie Amaru Chief Product Officer Freightos Group Ezra Gardner CEO Gesher I Acq. Corp

The booking and payment platform of international freight The premier vendor-neutral platform for air and ocean shipping, supporting supply chain efficiency and agility with real-time freight procurement. Needed now more than ever to fix the trillion dollar global freight industry. Easy peasy. Freightos has been our trusted partner for More than pleasant experience. years…Communication is seamless. Collin Parker, USA (March, 2022) Rochelle D., USA (Jan. 2022) Small importer Small importer ‹# › “ “

6 Making the complexities of global trade shockingly simple. View at http://ship.to/vid-1 ‹# ›

The prime public pure-play global freight platform opportunity Total 3PL Market Size ‘26(E) Massive investment opportunity in a huge, offline, and inefficient industry 1 $1.8 trillion 2023(P) GBV Leading end-to-end international freight booking and payment platform $1.65 bn ‘19 Q1-’22 Q1 GBV CAGR Sustained, rapid Gross Booking Value and revenue growth with strong SaaS revenue base 213% ‘23(E) Gross Margin Positive unit economics, increasing gross margins, growing take rate and capital efficient Leading platform traction Scalable model with network effects, technology, and data moats Importers/exporters 10K Forwarders 3.5K Proven team and board, a leading logistics tech brand, and decarbonization mission Carriers 200 Sources:1. Global Market Insights ‹# ›

Outstanding leadership Key Board Members Vast board and senior management experience Zvi Schreiber Guillaume Halleux CEO CEO Freightos Group Qatar Airways Cargo * * Inna Kuznetsova Ezra Gardner CEO CEO 1010data, former INTTRA Gesher I Acq. Corp Bob Mylod Michael Eisenberg Chairman Partner Booking Group, Aleph, former Benchmark Vroom, Dropbox * Dr. Udo Lange Glen Schwaber President & CEO Partner FedEx Logistics More Ventures Notable shareholders William Chin Head of Commodities SGX * Planned appointments 8

Outstanding leadership Executive Team Manuel Galindo Ran Shalev Zvi Schreiber CEO Chief Financial Officer Founder & CEO WebCargo Former COO & CFO of a GE supply Serial entrepreneur with acquisitions chain company and CFO of software Founded WebCargo in college, by GE & IBM. PhD technologist, author companies.. leading organic expansion to 900 of articles, patents and books. Proven customers worldwide. strategy & execution experience. Ian Arroyo Eytan Buchman Ruthie Amaru Chief Commercial Officer Chief Marketing Officer Chief Product Officer Freightos.com Seasoned B2B storyteller, supply Extensive experience in building chain tech speaker and writer, Entrepreneur, strategy geek, and strategic products and teams, at people builder. Cross-industry go- published in WSJ, FT and more. start-ups and IBM. to-market & growth experience. Michael Oberlander Merav Carmeli Joyce Tai General Counsel Executive Vice President VP Human Resources Worldwide Partnerships Experienced lawyer combining Experienced HR leader with a track inhouse and law firm experience record of scaling organizations and Global partnership executive, with across a variety of tech and import developing talent at a variety of tech experience forging relationships with topics. Public company experience. companies. the world’s largest organizations 1

Freightos Group Profile Brands Key Data Funding to date Established Team Group name and primary brand for importers/exporters. Freightos.com is our flagship booking platform for importers $120m and exporters. We also publish data indexes under the 2012 330+ Freightos brand. Highlights of business combination with Gesher I SPAC WebCargo was a SaaS platform acquired in 2016 which we evolved into a transactional platform. WebCargo.co is the Total Enterprise Value ~ Committed Capital primary site for professional logistics service providers. $435m $80m Less-than-truckload rates database for the US. 7L also has a database of air rates which is being merged with WebCargo. Acquired in December, 2021. Fully funded About Gesher I SPAC Anchor investors Deep venture and public Clearit is a digital customs brokerage in the US and Capital from SPAC M&G Investments Canada with direct integration into the Freightos.com market expertise; (AUM ~$460 billion) expected to be platform. Acquired in February, 2022. Long-term alignment Qatar Airways sufficient to reach through meaningful lock- positive cash flow up period

Growth Strategy ordered by priority 2. As customer value increases, can increase platform take-rate 1 1. Continue to aggressively scale GBV ($k) from buyers & sellers, growing net revenue ($m) 4. Stay capital efficient with modest cash burn and 3. Drive gross profit margin higher free cash flow/GBV trending towards profitability …building an unassailable market position, and monetizing over time 11 1. See description of Gross Booking Value on Page 40

12 Agenda Executive Summary Market Overview Freightos Overview Financials and Predictable Growth Transaction Terms and Comparables ‹# ›

1 3PL market projected to reach $1.8 trillion / year by 2025 with 9% CAGR. It is the engine driving the global economy. Freightos is the leading platform connecting Platform for Transportation Services Goods global trade 2021 2 Courier / Express / Parcel $22.5 trillion Ocean container freight Air cargo charter Freight Expansion Bulk shipping (tankers) Opportunities forwarders 23% Full truckload Air cargo 3 of global GDP (excl. courier/charter) Value Added Services Warehousing Customs Trucking Last mile fulfillment brokerage Less Than Truckload, US North America Financial services Sources:1. Global Market Insights 2. UNCTAD 3.Based on IMF GDP data ‹# ›

Freight is one of the last remaining industries with layers of non-digitalized intermediaries Importers Freight Carriers Freight Freight /Exporters Forwarders Forwarders Forwarders ‹# ›

As a result, international freight is broken. It is intermediated, offline, complex, and expensive. Everyone pays. Shipment Management Pricing and Booking Capacity utilization ~50% of air cargo holds empty Slow quoting 2 pre-COVID 2-3 days average quote 1 turnaround Complex coordination ~30 actors involved in each ocean Opaque pricing 3 freight shipment 30-100%+ price spread for 1 importers Time intensive Over 2 hours spent managing each Non-binding prices 4 individual shipment Prices subject to significant changes post-booking Emission heavy Responsible for 7% of global Dependability 5 emissions with poor utilization No committed transit time or guaranteed pickup Sources: 1. Freightos, 2021 2. IATA, 2021 3. IBM & UN 4. Key contributors to persistent supply chain challenges Freightos Survey, 2018 5.International Transport Forum, 2016 ‹# ›

Global supply chains are fragile and prone to disruption. The result? Inventory shortages, high cost and persistent volatility. “The World Is Still Short of Everything. Global freight typical 1 cost per product August 2021 Get Used to It” 2020 2022 “Supply-Chain Logjam of Holiday $58 $595 December 2021 Gifts Weighs In at $65 Billion” $4 $44 “High shipping costs to push up global inflation, UN warns” November 2021 $50 $516 “Ukraine conflict adds to European supply chain snags” March 2022 “China Typhoons Pose Latest Supply- September 2021 Chain Threat as Ports Shut” “Donald Trump to hit $300bn in Chinese August 2019 goods with 10% tariff” 2 Cost for 40’ container from China to the US (West Coast) ‹# Sources: 1. Internal calculation 2. Freightos Baltic Index, 2022 ›

Platforms digitalize the world, unlocking huge value. Now they can solve supply chain crises. Siloed Digitalization Platformication Individual company digitalization without full Vendor-neutral digital infrastructure across a connectivity (eg individual ecommerce sites) variety of players, unlocking huge value Marketplace B2C 1995-2010 Domestic B2B 2010-2020 Global B2B 2020 - Now

18 Agenda Executive Summary Market Overview Freightos Overview Financials and Predictable Growth Transaction Terms and Comparables ‹# ›

Freightos: The Global Freight Booking and Payment Platform Improving freight pricing, booking efficiency, capacity utilization, and global trade efficiency as an agonistic player - not as a carrier, forwarder, or broker ← WebCargo → ← Freightos.com→ Carriers Forwarders Importers/ exporters Freightos Platform Freightos SaaS & Data WebCargo Freightos.com Connects service providers. Similar to travel Marketplace serving end customers, Global Distribution Systems Amadeus, Sabre Similar to platforms like Booking.com Freightos 1 1 Enterprise Value Enterprise Value = $29.9B $85.5B $22.2B $5.9B ‹# 1 Yahoo! Finance Enterprise Value (May 30, 2022) ›

Freightos: The Global Freight Booking and Payment Platform Industry Traction Carriers ← WebCargo → Forwarders ← Freightos.com→ Importers/ exporters Freightos Platform Freightos SaaS & Data 41% 35% 3,500+ 5+ 10,000 19/20 3 Global 1000 pilots Ocean capacity in Cumulative Air cargo Global forwarders Top forwarders 1 1 process underway importers/ exporters capacity digitized And hundreds of carriers with All spanning 10,000+ offices that represent manual connections over 30% of the world market in air cargo Sources: 1. Internal data and IATA, 2021 2. Internal ‹# data and Alphaliner 3. Based on Armstrong, 2020 ›

All underpinned by WebCargo the largest air cargo carrier/forwarder platform View at http://ship.to/vid-2 ‹# ›

Simplifying complexity with a powerful tech stack Total Data Points Fastest signup to book Bookings / Support Interaction Max services considered/ search 58 seconds 3+ billion 23 2+ million Data Points Added Monthly Person-years of engineering Total Annual Searches (‘22E) 50 million 500+ ~10 million Powered by Rate Capabilities Pricing Tech Digital Sales Data Shipment Management Rate intake Routing engine Web sales portals Unique transactional data Business logic Rate distribution Quoting tools Payment handling Daily rate benchmarking Vendor communications Interlining eBooking gateway Saas quoting tools Capacity availability Exception detection ‹# ›

From Lead Gen to Revenue And one more thing... Price insights driving transparency & efficiency Large Data Opportunity Index-linked dynamic pricing Major brand visibility in top tier publications Futures listed on View Freightos Baltic Index User Signups Over 50,000 registered users, including many View on: Fortune 500 companies including companies like Amazon, Costo, Nike and others. ‹# ›

ESG: Facilitate elimination of a billion wasted tonnes of carbon emissions every year with visibility and improved utilization 1-2% of global carbon 1 emissions Under 50% of total cargo capacity used 2.9% of global carbon 2 emissions Standard-compliant global freight emissions visibility Measure it. with GHG emissions calculator for all modes of freight, 3 in accordance with EN-16258. Dynamic capacity optimization, proven in passenger Reduce it. travel to increase utilization and reduce empty flights. 1. IATA, 2022, 2. IMO, 2020 3 European Standards‹# ›

Critical mass achieved in 2020 driving explosive growth. Strong growth despite COVID and still accelerating. Total bookings Real-time GBV ($k) 27

Making global freight dramatically smoother. Airline Forwarder Enterprise Importer / Exporter SME Importer / Exporter “Realized 10% air cargo cost “Unparalleled visibility into “WebCargo is already playing a “It used to take three hours to savings and dramatic time the freight process...I know key role in growing our book air cargo. reduction on quoting and that I'm getting the best revenue and utilization while Now, it takes us ﬁve minutes.” booking.” reducing cost of sales.” price and the right carrier.” Daniel Gazitua Dan Otto Quim Sangés Guillaume Halleux SVP Logistics VP Operations Air Export/Import Coordinator Chief Officer Cargo Watch video View at http://ship.to/vid-3 ‹# ›

29 Making global freight smoother for the people that move the world. View at http://ship.to/vid-3 ‹# ›

75K+ “ “ Bringing sexy back to freight Dominant LogTech brand with top 5 1 Share of Voice at 2.5m+ web visitors “Today, we have new data from Freightos, a leading freight indicator…that shows shipping prices have declined by almost 25 percent over the past two weeks.” Publication Mentions “But air freight - where bookings before the pandemic often took longer to complete than the actual journey itself - is getting easier and faster to transact, with platforms like Barcelona-based WebCargo, a unit of Freightos, it saw bookings grow more than 1,000% over the past year.” “He consulted a website called Freightos - something like Expedia combined with PayPal for companies booking space on container ships.” 1 Ahref, accessed 1/2022 “ “ “

Building a highly defensible moat with winner-takes-most implications DATA TECH NETWORK ‹# ›

32 Agenda Executive Summary Market Overview Freightos Overview Financials and Predictable Growth Transaction Terms and Comparables ‹# ›

Strong GBV growth proven with network effect New buyers/sellers create new permutations and attract more users ‹# › ($m)

A strong and growing network of international carriers, attracted by a decade of demand aggregation Top 10 Ocean Liner Top 10 Ocean Liner Top 5 Ocean Liner Vanguard Logistics Top 5 Ocean Liner ECU Worldwide Top 3 LCL consolidator More top airlines TAP coming Turkish Cargo soon Qatar Cargo Condor FedEx American Airlines Cargo SAS Cargo NCA Teleport by airasia Air France KLM AirBridgeCargo LATAM Cargo Caribbean Airlines Cargo Iberia (IAG) TUI Finnair Lufthansa Air Canada Cargo British Airways (IAG) Etihad Cargo Silkway West 2018 2019 2020 2021 2022 Air inflection ‹# point ›

Airline Bookings Snapshot: Predictable and rapid booking growth Strong cadence of new buyers, sellers → quadratic bookings growth Consistent carrier growth Multiply to give consistent Continued user growth ~1 new airline accelerating booking ~16 / workday growth every month ‹# ›

Airline Bookings Snapshot: Predictable airline eBooking growth with uncommonly high retention #Transactions - cohort of forwarder's 1st booking month as % of 1st Unique airline Buyer (forwarder) retention by monthly cohort 1 month. 20x “same store sales” (same forwarder bookings) by month 22 as % of 1st month Compared to Uber user retention cohort 1 ‹# Earnest Research ›

Airline Bookings Snapshot Decisive 3x lead over closest competitors 1 Total capacity of airlines digitalized on WebCargo vs. competitors Q1/2 2022 Onboarding by AFTK ‹# Sources: 1. IATA WATS 2021, Internal, Competitor Announcements ›

Financial Highlights: Prioritizing capital-efficient GBV growth Followed by monetization with long term target take rate of 10% in total from all parties ($m) 2020PF 2021PF 2022PF(E) 2023E Net Revenue (and gross profit) Gross Booking Value (GBV) $ 69 $ 302 $ 669 $ 1,651 % Growth 339% 121% 147% Gross Revenue $ 55 $ 70 $ 94 $ 240 Platform Revenue $ 4.1 $ 6.4 $ 9.0 $ 26.6 1.3% 1.6% % Platform revenue take rate SaaS Revenue $ 8.8 $ 10.2 $ 12.1 $ 12.9 Total Revenue $ 12.9 $ 16.6 $ 21.1 $ 39.5 % Revenue growth 29% 27% 87% Gross Profit $ 7.2 $ 10.0 $ 13.3 $ 25.1 55.8% 60.2% 63.0% 63.5% % Gross profit margin $ 7.0 $ 8.1 $ 12.0 $ 15.4 R&D $ 5.7 $ 7.1 $ 11.5 $ 19.5 S&M $ 4.9 $ 6.8 $ 9.6 $ 13.3 G&A EBITDA $ (10.4) $ (12.0) $ (19.8) $ (23.1) Free cash flow $ (10.8) $ (12.5) $ (20.7) $ (24.2) 2020-Q1/22 pro forma including acquisitions closed subsequently

Glossary of non-GAAP Terms Description Platform Volume KPIs Transactional bookings for freight and related services placed by Buyers across Freightos Platforms (WebCargo, Freightos.com, ClearIt) #Transactions with third party sellers or with Clearit ( Sellers ), minus canceled transactions. #Buyer users Number of unique people (counted by unique login email) at Buyers who have placed booking Transactions. Number of unique carriers who have been the Sellers of Transactions. For airlines we count booking carrier based on airway bill prefix. #Carriers Number of operating airlines is higher. Includes LCL consolidators as carriers. Platform Financial KPIs Description Total value of Transactions, i.e. monetary value of freight and related services contracted between Buyers and Sellers on the Platform, $Gross Booking Value plus related fees charged to Buyers and Seller, and pass through payments such as duties. Converted to US$ at time of transaction. (GBV) Similar to what others call GMV or GSV. This is the key Freightos Platform KPI, indicating the scale of our Platform and the opportunities we have to generate Platform revenue. Total income invoiced and collected by Freightos companies, including both Net Revenue that is paid to Freightos companies and amounts invoiced on behalf of, and passed through to third-party Sellers. Includes all GBV where the payment is handled by Freightos. $Gross Revenue In most cases the Gross Revenue is associated with some fees to Freightos which appear under Net Platform Revenue. Note that some marketplaces recognize all gross revenue as Net (GAAP) revenue. Freightos excludes pass-through revenue from Net Revenue, but Freightos management uses the Gross Revenue KPI to compare results to other marketplaces. $Platform revenue The portion of GAAP Revenues that is attributed to Platform Transactions Net Platform Revenue divided by GBV; that is the proportion of the gross booking value which is paid as fees to Freightos by Buyers and %Take Rate Sellers in connection with transactions. Some marketplaces also call this Rake. General financial Description $EBITDA Earnings Before Interest, Taxes, Depreciation, and Amortization $Free cash flow Cash the company generates after accounting for cash outflows Non-Platform revenue including software-as-a-service (SaaS) subscriptions (mostly from forwarders), data subscriptions, and associated $SaaS Revenue revenue including non-recurring engineering, data services, and configuration. ‹# ›

40 Agenda Executive Summary Market Overview Freightos Overview Financials and Predictable Growth Transaction Terms and Comparables ‹# ›

Why go public? Why with a SPAC? We are using the SPAC structure the way it was intended Timing Capital, currency, Long term Capital markets Supply chains issues transparency investors expertise Why Gesher? Why public markets? Why now? Why a SPAC? The Gesher team brings Greater access to growth capital, Supply chain problems The SPAC route gives us extensive capital markets currency for M&A. demand more cohesive price transparency, expertise to the company. multi-provider integration. combined with ongoing Long lockup period ensures Welcomed transparency that gives Now is the time to allow guidance from investors long term alignment. our provider-agnostic strong logistics public market investors like M&G, with a 170 year tech brand broader reach. access to Freightos’ track record of long-term accelerating expansion. portfolio partnerships ‹# ›

The Gesher View

The Gesher Criteria And how Freightos ticked all five boxes ✓ Exceptional management with a proven track record ✓ Successfully addressing a large untapped market opportunity with cost-efficient scalability ✓ Market leader ✓ Business model with strong growth predictability ✓ Good reason to go public and market and economic need for scaling business now ‹# ›

Growth with Capital Efficiency Gross Bookings Value and Revenue YoY Growth Rate - 2022E-2023E 2022E Sales & Marketing as % of GBV Gross Booking Value Year-over-Year Growth Rate (%): 2022E–2023E Revenue Year-over-Year Growth Rate (%): 2022E–2023E Median: 5.5% Median: 24% Median: 23% Sources: Company filings, S&P Capital IQ and FactSet ‹# Note: Market Data as of 05/27/22 ›

Marketplace Benchmarking (21’-22) Q1 2022A Gross Booking Q1 2022A Gross Booking Gross Margins (‘21 and ‘22E) Value Per User ($) Value Per Transaction ($) $10,027 $1,099 $1,186 N/A $227 $15 1 $124 $31 $63 N/A N/A $125 Sources: Company filings, S&P Capital IQ and FactSet Note: Market Data as of 05/27/22 ‹# 1. Q1 2022A Monthly Active Users (“MAU”) not disclosed; calculation assumes Monthly Active Users of 25.0 million as of 12/31/2021 ›

Marketplace Benchmarking (22’-23) Total Enterprise Value to 2022E and 2023E GMV or GBV Multiple (x) 2023E Median: 0.69x Sources: Company filings, S&P Capital IQ and FactSet ‹# Note: Market Data as of 05/27/22 ›

Transaction Summary Transaction Overview (Assuming all non-Committed trust redeemed) Pro forma capital structure 2 Public SPAC Shareholders 6.0% 7 Freightos Pro Forma Total Enterprise Value (“TEV”) of approx. $435mm Gesher I Sponsor Share ● Implied Pro Forma TEV / Gross Booking Value (“GBV”) multiple of ~0.65x, ~0.26x, for 2022E, 2023E, respectively 5.9% Minimum Proceeds already secured: $80mm in gross capital commitments, de-risking transaction 3 FPA+Committed trust capital 8.2% 4 ● Lead investor M&G committing $40mm FPA ³ + $10mm non-redemptions + $10mm backstop commitment ● Qatar Airways strategic PIPE investment of $10mm. Plus another backstop of $10m. Qatar Airways PIPE 2.0% Net cash proceeds to accelerate and fund growth. Any non-redeemed capital from additional ~$86m in 5 Freightos Existing Shareholders trust will fuel organic growth and potential tuck-in acquisitions 77.9% Freightos’ existing shareholders and management are rolling 100% of their equity Illustrative Pro Forma Valuation Sources and Uses at Close (Assumes All Non-Committed Trust Redeemed) Uses ($mm) (%) Sources ($mm) (%) Total Shares Outstanding at Close (mm)¹ 50.1 Equity Rollover ⁵ $390 78% Equity Rollover ⁵ $390 78% Stock Price At Issue ($) $ 10.00 Net Cash to Balance Sheet $65 13% Forwarder Purchase Agreements ³ $40 8% Founder Shares $31 6% Implied Post-Money Equity Value ($mm) $501 Founder Shares $31 6% Transaction Fees & Less: New Cash Raised ($mm) ² ⁶ $ (80) Gesher I Cash-in-Trust ² $30 6% Expenses $15 3% Plus: Transaction Fees & Expenses ($mm) $ 15 Qatar Strategic Investment $10 2% Pro Forma Enterprise Value ($mm) $ 436 Total $501 100% Total $501 100% Implied Pro Forma TEV / '23E GBV (x) 0.26x (1)Pro forma share count includes 39.0mm shares from Freightos’ existing shareholders and management rollover, 3.0mm GIAC public shares, 4.1mm shares from Forward Purchase Agreement investors, 3.0mm Gesher I Acquisition Corp. Sponsor and UW shares, and 1.0mm Strategic PIPE Investor shares. Excludes the impact of 5.8mm Public Warrants, 5.8mm Private Sponsor Warrants, and 2.6mm Warrants to FPA and backstop providers. (2)$30mm of retained trust capital is committed with $20mm in backstops and $10mm in non-redemption agreements. (3)Under the FPA, M&G will purchase units comprised of 1 share and ½ warrant at $10.00 per unit. M&G will also receive a 100,000 share commitment fee from the SPAC sponsor. (4)Backstop if total gross proceeds are less than $100mm. (5)Excludes approximately ~4.9mm in unvested ESOP and earnout shares. (6)$80mm of new committed capital. Committed proceeds match minimum cash proceeds. ‹# (7) Not adjusted for any cash balance or debt at closing ›

Making global trade frictionless.

Q&A Ran Shalev, CFO Ruthie Amaru, CPO Zvi Schreiber, CEO Ezra Gardner, CEO Freightos Group Freightos Group Freightos Group Gesher I Acquisition Corp.

Appendix ‹# ›

Current traction the result of a deliberate strategy towards a three- sided platform connecting forwarders, carriers and importers 1 Forwarders 2012 SaaS & Data to 2018 Airline APIs 2 2018 Importers/ ← Freightos.com→ Carriers ← WebCargo → Forwarders exporters to 2021 SaaS & Data Ocean APIs Payments 3 2022 and Importers/ on Forwarders ← WebCargo → ← Freightos.com→ Carriers exporters Freightos Platform SaaS & Data ‹# ›

Freightos Group Competition Freightos is the only comprehensive transactional global freight booking platform. There are niche competitors for specific parts of our stack, in most cases Freightos the clear leader ← WebCargo → ← Freightos.com→ Carriers Forwarders Importers/ exporters Freightos Platform Freightos SaaS & Data Related but not competition Digital freight forwarders: Flexport, Forto, Beacon... Cargo.one Portrix Cogoport Forwarder TMS Cargo.AI Catapult FreightMango WiseTech Cargowise CargoSphere SimpliShip (Acq) Visibility CargoBooking.aero Project44, FourKites Trucking brokers: Other cargo booking platforms Niche forwarder SaaS Shipper marketplace Transfix, Uber Freight WebCargo has by far most Freightos by far the Other carriers and forwarders! leader, with established forwarder relationships NYSHEX and aggregate demand BlueX ‹# ›

Three-sided marketplace platform ← WebCargo → ← Freightos.com→ Carriers Freight Forwarders Shippers